UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TDX INDEPENDENCE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

60 Wall Street

New York, New York 10005

August 30, 2010

Dear Shareholder:

Enclosed are a notice and a joint proxy statement concerning a joint special meeting of shareholders for the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund, each a series (each, a “Fund,” and together, the “Funds”) of TDX Independence Funds, Inc. (the “Company”), a Maryland corporation, to be held on October 20, 2010. The matters you are being asked to vote on are: 1) the approval of a new advisory agreement between the Company, on behalf of each of the Funds, and DBX Strategic Advisors LLC, formerly XShares Advisors LLC (“DBX” or the “Advisor”); 2) the approval of a new sub-advisory agreement between the Advisor and TDAM USA Inc. (“TDAM” or the “Sub-Advisor”); and 3) the election of directors to the Board of Directors of the Company (the “Board”), as described more fully in the enclosed joint proxy statement.

Reading this letter completely may make your review of the joint proxy statement easier. We ask that you review the joint proxy statement and vote your shares promptly. You can vote by returning the enclosed proxy card(s) or following the instructions located on your proxy card(s) to vote via the Internet or touch-tone telephone.

Q.	WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

You are receiving these proxy materials—a booklet that includes the joint proxy statement and your proxy card—because you have the right to vote on important proposals concerning your investment in the Funds.

The proposals relate to actions that need to be taken in response to a change in control of the Advisor that occurred on June 30, 2010. The change in control effectively terminated the Funds’ advisory agreement with the Advisor and the sub-advisory agreements between the Advisor and each of TDAM and Amerivest Investment Management, LLC (“Amerivest”).

Q.	WHY AM I BEING ASKED TO VOTE ON NEW ADVISORY AND SUB-ADVISORY AGREEMENTS?

Under the Investment Company Act of 1940 (the “1940 Act”), shareholders are required to approve investment advisory agreements, including investment sub-advisory agreements. The Board, including a majority of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors,”), has unanimously approved, and determined to submit to the Company’s shareholders for consideration and approval, a new investment advisory agreement between the Company, on behalf of each of the Funds, and the Advisor and a new sub-advisory agreement between the Advisor and TDAM, as discussed further below.

Q.	WHAT ARE THE PROPOSALS ABOUT?

On June 30, 2010 (the “Closing Date”), XShares Group, Inc., the former parent company of the Advisor, and Deutsche Bank AG (“Deutsche Bank”) completed a transaction in which Deutsche Bank acquired all of the issued and outstanding membership interests in the Advisor (the “Transaction”). As a result of the Transaction, Deutsche Bank gained control of the Advisor. The Transaction has not resulted in and is not expected to result in, material changes to the day-to-day management of the Funds or any increase in fees. However, the Transaction constituted a change in control of the Advisor within the meaning of the 1940 Act, resulting in the assignment and termination of the advisory agreement between the Company and the Advisor (the “Previous Advisory Agreement”) and the sub-advisory agreement between the Advisor and TDAM (the “Previous TDAM Sub-Advisory Agreement”), effective June 30, 2010. The Transaction also resulted in the assignment and termination of the sub-advisory agreement between the Advisor and the Funds’ other sub-advisor, Amerivest (the “Amerivest Sub-Advisory Agreement”), effective June 30, 2010. Consequently, as noted above, shareholders must approve a new investment advisory agreement and investment sub-advisory agreement for the Funds.

The Board of the Company is recommending that shareholders approve a new investment advisory agreement between the Company, on behalf of each of the Funds, and the Advisor (the “New Advisory Agreement”) and a new investment sub-advisory agreement between the Advisor and TDAM (the “New Sub-Advisory Agreement”). After careful consideration of possible alternatives, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Advisory Agreement and the New Sub-Advisory Agreement, pursuant to which the Advisor and TDAM would continue to serve as investment advisor and investment sub-advisor, respectively, to the Funds. To facilitate an uninterrupted investment program for the Funds, on June 29, 2010, the Directors,

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including a majority of the Independent Directors, approved, pursuant to Rule 15a-4(b)(2) under the 1940 Act, (i) an interim advisory agreement between the Advisor and the Company, on behalf of each of the Funds (the “Interim Advisory Agreement”); (ii) an interim sub-advisory agreement between the Advisor and TDAM (the “TDAM Interim Sub-Advisory Agreement”); and (iii) an interim sub-advisory agreement between the Advisor and Amerivest (the “Amerivest Interim Sub-Advisory Agreement”). The terms of the Interim Advisory Agreement and the TDAM and Amerivest Interim Sub-Advisory Agreements are substantially identical to the Previous Advisory Agreement and the Previous TDAM Sub-Advisory and Amerivest Sub-Advisory Agreements, respectively. The Interim Advisory Agreement and the Amerivest Interim Sub-Advisory Agreement will terminate on the earlier of 150 days from the Closing Date or upon shareholder approval of the New Advisory Agreement. The TDAM Interim Sub-Advisory Agreement will terminate on the earlier of 150 days from the Closing Date or upon shareholder approval of the New Sub-Advisory Agreement. The New Advisory Agreement and the New Sub-Advisory Agreement would become effective upon shareholder approval, would have an initial term of two (2) years, and thereafter would be subject to annual approval, as described more fully in the enclosed joint proxy statement.

Q.	HOW WILL THE NEW INVESTMENT ADVISORY AND NEW SUB-ADVISORY AGREEMENTS AFFECT ME AS A SHAREHOLDER OF A FUND?

The Transaction has not resulted in, and will not result in, material changes to the day-to-day management of the Funds or any increase in fees. The Company will pay the Advisor, as it did prior to the Transaction, a management fee computed at an annual rate of 0.65% of each Fund’s average daily net assets. The investment sub-advisory fees paid to TDAM under the New Sub-Advisory Agreement are the same fees paid by the Advisor to TDAM under the Previous TDAM Sub-Advisory Agreement and those paid by the Advisor to TDAM under the TDAM Interim Sub-Advisory Agreement. In accordance with the terms of the New TDAM Sub-Advisory Agreement, the Advisor will pay a fee to TDAM equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million, subject to a minimum annual investment management fee of $35,000 per Fund payable by the Advisor to TDAM. As a result, the compensation TDAM receives under the TDAM Interim Sub-Advisory Agreement, or would receive under the New Sub-Advisory Agreement, is not greater than the compensation it received under the Previous TDAM Sub-Advisory Agreement.

In addition, the Advisor and Amerivest have contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions, expenses incurred in connection

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with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit each Fund’s net annual operating expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap arrangement is substantially the same as the arrangement that was in effect for the Funds under the Previous Advisory Agreement and Amerivest Sub-Advisory Agreement, except that Amerivest has agreed to reimburse the Funds any excess expenses above the Expense Cap up to an amount not exceeding $250,000 (the “Amerivest Cap”) for the duration of Amerivest’s obligations under the Expense Cap arrangement, which will terminate effective September 30, 2010. Any excess expenses above the Amerivest Cap will be reimbursed to the Funds by the Advisor. The Advisor has agreed to maintain the Expense Cap until at least September 30, 2011.

Q.	WHO IS DBX STRATEGIC ADVISORS LLC?

Following the close of the Transaction, the Advisor changed its name to DBX Strategic Advisors LLC. The Advisor, located at 60 Wall Street, New York, New York 10005, is a Delaware limited liability company and an indirect, wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a global banking institution that is engaged in a wide range of financial services.

Q.	WHY AM I NOT BEING ASKED TO APPROVE AMERIVEST AS INVESTMENT SUB-ADVISOR AT THIS MEETING?

Amerivest’s current functions as sub-advisor to the Funds primarily consist of monitoring and overseeing TDAM. TDAM is responsible for the day-to-day management of the Funds, including formulation and implementation of an investment program for each Fund and arrangement for the purchase and sale of securities and other investments for each Fund. As a consequence of the Transaction, the majority of Amerivest’s functions will be internalized by the Advisor. Therefore, the Advisor, Amerivest and the Board of Directors have agreed that it is no longer necessary for Amerivest to serve as a sub-advisor to the Funds. The Amerivest Interim Sub-Advisory Agreement will terminate on the earlier of the expiration of 150 days from the Closing Date or upon shareholder approval of the New Advisory Agreement. The services provided to the Funds, after the termination of the Amerivest Interim Sub-Advisory Agreement, will remain the same as before the Transaction, but will be provided by the Advisor and TDAM.

Q.	WHY AM I BEING ASKED TO ELECT DIRECTORS?

In connection with the Transaction, Jeffrey Feldman resigned as Director and Chairman of the Board, effective June 29, 2010. The Board appointed Hans Ephraimson, Chief Executive Officer of the Advisor, to fill the vacancy created by

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Mr. Feldman’s departure, effective upon the Closing Date. While the Board may fill vacancies, it may only do so if, after filling a vacancy, at least two-thirds of the directors were elected by shareholders. Currently, the Board meets this requirement, because three of the four directors were elected by the Funds’ initial shareholder at the time of the Funds’ organization. However, if one or more directors previously elected by the Funds’ initial shareholder retire or leave the Board, or if the Board determines in its discretion to expand the Board, the Board would not be able to appoint a new director without a shareholder vote. Therefore, the Board is recommending that shareholders approve the current directors of the Funds so that the entire Board will have been approved by Fund shareholders, giving the Board the flexibility in the future to appoint a new director to fill a vacancy or increase the size of the Board, without having to obtain a shareholder vote. The Board believes that it is in the best interests of shareholders to provide the Board with this flexibility to avoid the costs and delays associated with holding an additional special shareholders’ meeting in the future.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote “FOR” each proposal.

Q.	WHAT HAPPENS IF THE NEW INVESTMENT ADVISORY AND NEW SUB-ADVISORY AGREEMENTS ARE NOT APPROVED?

The Advisor and TDAM will continue to serve as the Funds’ investment advisor and sub-advisor pursuant to the terms of the Interim Advisory Agreement and the TDAM Interim Sub-Advisory Agreement, respectively, until the earlier of 150 days from the Closing Date or when shareholders of the Funds approve the New Advisory and New Sub-Advisory Agreements. In the event that the New Advisory Agreement and/or the New Sub-Advisory Agreement are not approved by a Fund’s shareholders, the Board will consider alternatives available to the Fund, including, without limitation, the Advisor and TDAM continuing to serve as investment advisor and investment sub-advisor to the Fund, respectively, in the manner and to the extent permitted by the 1940 Act. The Board will consider such further action as it deems in the best interests of the shareholders of the Funds, including re-submitting the New Advisory Agreement and the New Sub-Advisory Agreement to shareholders for approval.

REMEMBER—YOUR VOTE COUNTS, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

Your vote is extremely important, even if you only own a few of a Fund’s shares. The meeting will have to be adjourned with respect to a Fund without

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conducting any business if one-third of the shares of the Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Funds to hold the meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

If your completed proxy ballot is not received, you may be contacted by representatives of the Funds, by employees or agents of the Advisor or TDAM, by representatives of other financial intermediaries, or by our proxy solicitor, Computershare Fund Services. Computershare Fund Services has been engaged to assist the Funds in soliciting proxies. Representatives of Computershare Fund Services will remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the enclosed proxy material or if you need assistance in voting your shares, please contact Computershare Fund Services at 1-866-905-8159.

Sincerely,

Hans Ephraimson
President and Chief Executive Officer

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TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

60 Wall Street

New York, New York 10005

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 20, 2010

To Shareholders of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund:

NOTICE IS GIVEN THAT a joint special meeting of shareholders (the “Meeting”) of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund, each a series (each, a “Fund,” and together, the “Funds”) of TDX Independence Funds, Inc. (the “Company”), a Maryland corporation, will be held at the offices of DBX Strategic Advisors LLC, 60 Wall Street, New York, New York 10005, on October 20, 2010 at 11:00 a.m. Eastern Time, for the following purposes (each a “Proposal” and collectively, the “Proposals”):

1.	To approve a new investment advisory agreement between DBX Strategic Advisors LLC and the Company, on behalf of each of the Funds;

2.	To approve a new sub-advisory agreement between DBX Strategic Advisors LLC and TDAM USA Inc.; and

3.	To elect directors to serve on the Board of Directors of the Company.

The Board of Directors recommends that you vote “FOR” the approval of each Proposal.

Shareholders of record as of the close of business on August 12, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

To vote by Telephone:		To vote by the Internet:

(1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote. If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at 1-866-905-8159.

BY ORDER OF THE BOARD OF DIRECTORS,

Alex N. Depetris
Secretary

August 30, 2010

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2010

The Funds’ Notice of a Joint Special Meeting of Shareholders, Joint Proxy Statement and Form of Proxy Card are available on the Internet at https://east.proxyvote.com/pv/web.do.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(s) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXY HOLDERS IN THE ENCLOSED PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE COMPUTERSHARE FUND SERVICES’ PROXY REPRESENTATIVE. YOU WILL BE ABLE TO VOTE ON ALL PROPOSALS FOR ALL FUNDS THAT YOU OWN SIMULTANEOUSLY. IF YOU OWN SHARES IN MORE THAN ONE FUND, CALLING THE PROXY REPRESENTATIVE MAY BE THE FASTEST WAY TO VOTE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

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3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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JOINT PROXY STATEMENT

TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

60 Wall Street

New York, New York 10005

The Board of Directors (the “Board”) of TDX Independence Funds, Inc. (the “Company”) is soliciting proxies from the shareholders of the TDX Independence 2010 Exchange-Traded Fund (the “2010 Fund”), TDX Independence 2020 Exchange-Traded Fund (the “2020 Fund”), TDX Independence 2030 Exchange-Traded Fund (the “2030 Fund”), TDX Independence 2040 Exchange-Traded Fund (the “2040 Fund”) and TDX Independence In-Target Exchange-Traded Fund (the “In-Target Fund”), each a series (each, a “Fund,” and together, the “Funds”) of the Company, a Maryland corporation, in connection with a joint special meeting of shareholders of the Funds, and at any adjournment or postponement thereof (the “Meeting”), to be held at the offices of DBX Strategic Advisors LLC on October 20, 2010, at 11:00 a.m. Eastern Time.

The Meeting’s notice, this joint proxy statement (the “Proxy Statement”) and proxy card(s) are being sent to shareholders of record as of the close of business on August 12, 2010 (the “Record Date”) beginning on or about August 30, 2010. Additional information about the Funds is available by calling 877-369-4617. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of the Funds, unless the Funds have received contrary instructions from the shareholder. If you need additional copies of this Proxy Statement, please contact our proxy solicitor, Computershare Fund Services, at 1-866-905-8159.

At the Meeting, shareholders will vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

1.	To approve a new investment advisory agreement between DBX Strategic Advisors LLC and the Company, on behalf of each of the Funds;

2.	To approve a new sub-advisory agreement between DBX Strategic Advisors LLC and TDAM USA Inc; and

3.	To elect directors to serve on the Board of Directors of the Company.

Any shareholder who owned shares of one or more Funds on the Record Date is entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy card(s) and, unless specified to the contrary, will be voted “FOR” each Proposal.

A quorum is constituted by the presence in person or by proxy of the shareholders of each Fund entitled to cast one-third of all the votes entitled to be cast at the Meeting. In the event that a quorum is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting.

The persons named as proxies will vote, in their discretion, those proxies that they are entitled to vote “FOR” or “AGAINST” each Proposal. Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. Approval of Proposal 3 requires an affirmative vote of a plurality of the votes cast by shareholders at the Meeting for each nominee. This means that the four nominees receiving the highest number of affirmative votes cast by shareholders at the Meeting will be elected.

Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes. Abstentions will be counted as present and entitled to vote at the Meeting but will not be considered votes cast at the Meeting. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes are effectively votes against Proposals 1 and 2 because an absolute percentage of affirmative votes is required to approve the Proposals.

No business other than the Proposals may properly be presented for consideration at the Meeting. If any procedural matter relating to the Proposals at

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the Meeting is properly presented, it is the intention of the persons named in the enclosed forms of proxy to vote such matters in their discretion.

Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting(s) are included at the end of the Proxy Statement in the section entitled “Voting Information.”

The Transaction

XShares Advisors LLC (“XShares”), a Delaware limited liability company, whose principal business address was 420 Lexington Avenue, New York, New York 10170, served as investment advisor to the Funds until June 30, 2010. On June 30, 2010, Deutsche Bank AG (“Deutsche Bank”) completed a transaction in which it acquired all of the issued and outstanding membership interests in XShares (the “Transaction”). At the close of the Transaction, XShares changed its name to DBX Strategic Advisors LLC (“DBX” or the “Advisor”). The Transaction resulted in the assignment and termination of the investment advisory agreement between the Advisor and the Company (the “Previous Investment Advisory Agreement”). The Advisor, whose principal business address is 60 Wall Street, New York, New York 10005, currently serves as investment advisor to the Funds pursuant to an interim investment advisory agreement approved by the Board under Rule 15a-4(b)(2) of the 1940 Act. Amerivest Investment Management, LLC (“Amerivest”), a Delaware limited liability company, is a wholly-owned subsidiary of TD AMERITRADE Holding Corporation (“TDAHC”), located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005. TDAM USA Inc. (“TDAM” or the “Sub-Advisor”), a Delaware corporation, whose principal business address is 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”) and an affiliate of Amerivest. TD Bank currently owns 45% of the outstanding voting securities of TDAHC. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group. The Transaction resulted in the assignment and the termination of the investment sub-advisory agreements between the Advisor and Amerivest and the Advisor and TDAM, respectively. Amerivest and TDAM currently serve as investment sub-advisors to the Funds pursuant to interim sub-advisory agreements between the Advisor and Amerivest and the Advisor and TDAM, respectively, approved by the Board under Rule 15a-4(b)(2) of the 1940 Act, as discussed more fully below.

At an in-person meeting held on June 29, 2010, for the reasons discussed below (see “Board Considerations in Approving the New Advisory Agreement” and “Board Consideration in Approving the New Sub-Advisory Agreement” below), the Board, including a majority of the Board members who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), approved a new advisory agreement (the “New Advisory Agreement”) between

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the Advisor and the Company, on behalf of each of the Funds and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and TDAM and recommended their approval by shareholders as being in the best interests of the Funds and their shareholders. The 1940 Act requires that the New Advisory Agreement and New Sub-Advisory Agreement be approved by each Fund’s shareholders in order for them to become effective. In the event shareholders of a Fund do not approve the New Advisory Agreement or New Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Funds and their shareholders.

At the June 29, 2010 in-person Board meeting, the Board also approved an interim advisory agreement and two interim sub-advisory agreements, as discussed above, pursuant to Rule 15a-4(b)(2) under the 1940 Act. In reliance on Rule 15a-4(b)(2), the interim advisory and sub-advisory agreements will allow the Advisor, TDAM and Amerivest to continue performing advisory services with respect to each Fund until the earlier of 150 days following the Closing Date or upon shareholder approval of the New Advisory and New Sub-Advisory Agreements. Compensation earned by the Advisor under the interim advisory agreement will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement. If shareholders of the Funds approve the New Advisory and New Sub-Advisory Agreements by the end of the 150 day period, the amount in the escrow account, including interest earned, will be paid to the Advisor, out of which Amerivest and TDAM will be paid. If, however, a majority of the Funds’ outstanding voting securities do not approve the New Advisory and New Sub-Advisory Agreements, the Advisor, Amerivest and TDAM will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the interim advisory and sub-advisory agreements (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Section 15(f) of the 1940 Act offers a safe harbor for persons selling advisory businesses from claims that they have sold a fiduciary office (i.e., their investment advisory contractual relationship with the funds they advise) in exchange for compensation in the sale of their business. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as defined in the 1940 Act, of the investment adviser or predecessor adviser. The Company currently satisfies this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the

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sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person,” as defined in the 1940 Act, of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, an investment company, other than bona fide ordinary compensation as principal underwriter, or (ii) from an investment company or its security holders for other than bona fide investment advisory or other services. The parties to the Transaction have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds.

Service Providers

The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286, serves as administrator and accounting agent, custodian and transfer agent to the Funds. ALPS Distributors, Inc. (the “Distributor”), a Delaware corporation, whose principal business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor of Creation Units for each Fund on an agency basis.

The shares of the 2010 Fund, 2020 Fund, 2030 Fund, 2040 Fund and In-Target Fund each trade on NYSE Arca, Inc. (“NYSE Arca”) (ticker symbols: TDD, TDH, TDN, TDV and TDX, respectively).

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF EACH PROPOSAL.

The date of this Joint Proxy Statement is August 30, 2010.

Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by calling 877-369-4617, by writing to TDX Independence Funds, Inc., c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by visiting the Funds’ website at http://dbxstrategicadvisors.db.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

5

DISCUSSION OF PROPOSALS

PROPOSAL 1—TO APPROVE A NEW INVESTMENT ADVISORY

AGREEMENT BETWEEN DBX STRATEGIC ADVISORS LLC AND THE COMPANY

Description of Proposal 1

At the Meeting, you will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Advisor and the Company, on behalf of each of the Funds. The Advisor has served as the investment advisor to the Funds since their inception, and has continued to serve as interim investment advisor to the Funds since June 30, 2010, as described more fully below. A general description of the proposed New Advisory Agreement is included below. A form of the New Advisory Agreement is attached hereto as Exhibit A.

The Change in Control of the Advisor

Under the Investment Company Act of 1940 (the “1940 Act”), a change in control of an investment advisor results in the assignment, and automatic termination, of the investment advisory agreement. On June 30, 2010 (the “Closing Date”), Deutsche Bank acquired all of the issued and outstanding membership interests in the Advisor from its parent company, XShares Group, Inc., and, as a result, Deutsche Bank gained control of the Advisor (the “Transaction”). Consequently, the advisory agreement between the Advisor and the Company (the “Previous Advisory Agreement”) terminated, pursuant to its terms, effective June 30, 2010. In anticipation of the closing of the Transaction, the Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Company (“Independent Directors”), approved an interim advisory agreement between the Advisor and the Company, on behalf of each of the Funds (the “Interim Advisory Agreement”) at an in-person meeting on June 29, 2010. The Interim Advisory Agreement will expire the earlier of 150 days from the Closing Date or shareholder approval of the New Advisory Agreement. The New Advisory Agreement requires the approval of both the Board of Directors (the “Board” or the “Directors”) and the shareholders of the Funds. The Transaction has not and is not expected to result in any material changes to the Funds’ investment strategies, day-to-day management, or increase in fees and expenses.

Board Approval of the New Advisory Agreement

After careful consideration of possible alternatives, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Advisory Agreement between the Advisor and the Company, as described more fully below. The New Advisory Agreement would become effective upon shareholder approval, would have an initial term of two (2) years, and will continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in-person at a meeting called for the purpose of voting on such approval. The Board recommends that shareholders approve the New Advisory Agreement.

Description and Comparison of the New Advisory Agreement and the Previous Advisory Agreement

General Information. The following description of the material terms of the New Advisory Agreement is qualified in its entirety by reference to the form of New Advisory Agreement attached hereto as Exhibit A. The New Advisory Agreement contains substantially similar terms as the Previous Advisory Agreement except for the name of the investment advisor, the effective date, and the provisions related to broker-dealer relationships. Pursuant to the Previous Advisory Agreement, the Advisor served as the investment advisor to the Funds since their inception. The Directors, including a majority of the Independent Directors, approved the Previous Advisory Agreement at the Company’s organizational meeting held in-person on July 24, 2007. The Previous Advisory Agreement was approved by the Funds’ initial shareholder on July 27, 2007. The continuance of the Previous Advisory Agreement was last approved by the Directors on July 23, 2009. A discussion regarding the basis for the Board’s approval of the Previous Advisory Agreement can be found in the Company’s semi-annual report to shareholders for the period ended November 30, 2009. At an in-person meeting held on June 29, 2010, in anticipation of the closing of the Transaction and after consideration of the alternatives, the Directors, including a majority of the Independent Directors, approved the New Advisory Agreement, subject to shareholder approval.

Investment Advisory Services. In accordance with the terms of the New Advisory Agreement, the Advisor will act as investment advisor to each Fund. As part of the services it provides, the Advisor will be responsible for, among other things: (i) managing the investment operations and composition of each Fund and rendering investment advice for each Fund, subject to the terms of the New Advisory Agreement and the supervision of the Board of Directors; (ii) furnishing continuously an investment program for each Fund and managing the investment and reinvestment of each Fund’s assets; (iii) determining the securities and other instruments to be purchased, sold, exchanged or entered into by each Fund and placing orders with broker-dealers, foreign currency dealers, futures commissions merchants or others pursuant to the Advisor’s determination; (iv) filing ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and taking other actions on behalf of each of the Funds as a shareholder of the underlying securities contained in the Funds’ portfolios; (v) providing the Board with reports of all material changes in the investments in the Funds and of any important developments affecting the Company, the Funds and the Advisor; (vi) providing assistance to the Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund; (vii) maintaining books and records required of investment advisors under the Investment Advisers Act of 1940 (the “Advisers Act”); (viii) voting proxies for each Fund’s securities in accordance with any instructions that the Board of Directors shall provide from time to time and at all times in a manner consistent with the Advisers Act; and (ix) providing, or arranging for the provision of, transfer agency, custody, fund administration and accounting and all other non-distribution related services necessary for the Funds’ operation, subject in each case to the approval of the Board. The services to be provided under the New Advisory Agreement are substantially similar to those provided under the Previous Advisory Agreement.

Under the New Advisory Agreement, the Advisor has the authority, through a sub-advisory agreement or other arrangement, to delegate to a sub-advisor(s), including an affiliated person of the Advisor (as that term is defined in the 1940 Act), any of its duties under the New Advisory Agreement, including the management of all or a portion of the assets being managed. The Advisor will supervise the retention and the activities of the sub-advisor(s). Under the Previous Advisory Agreement, the Advisor had the authority to carry out any of its obligations or responsibilities under the Previous Advisory Agreement by engaging, subject to supervision by the Advisor, one or more sub-advisors; each engagement being evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of a Fund.

Expenses and Advisory Fees. The fees and expenses to be paid under the New Advisory Agreement are the same as those paid under the Previous Advisory Agreement.

As compensation for its investment advisory services under the Previous Advisory Agreement, the Advisor received a management fee equal to an annual rate of 0.65% of the daily net assets of each Fund. The fees were accrued daily and paid monthly. Out of the management fee, the Advisor paid, or arranged for the payment of, all fees and expenses of the investment sub-advisors, the transfer agent, the administrator, the accounting agent and the custodian. Each Fund was responsible for the payment of all other expenses associated with its operation, including, but not limited to, brokerage expenses, taxes, interest, fees and expenses. The Advisor was responsible for paying its own expenses in connection with the services to be provided by it pursuant to the Previous Advisory Agreement. As compensation for its services under the New Advisory Agreement, the Advisor will receive a management fee equal to an annual rate of 0.65% of the daily net assets of each Fund, accrued daily and payable on the last day of each month. Out of the management fee, the Advisor will pay, or arrange for the payment of, all fees and expenses of the investment sub-advisors, the transfer agent, the administrator, the accounting agent and the custodian. Each Fund is responsible for the payment of all other expenses associated with its operation, including, but not limited to, brokerage expenses, taxes, interest, fees and expenses. The Advisor is responsible for paying its own expenses in connection with the services to be provided by it pursuant to the New Advisory Agreement.

The following table sets forth the aggregate amount of advisory fees paid to the Advisor during the last fiscal year ended May 31, 2010, pursuant to the Previous Advisory Agreement:

Fund	Aggregate Fee Paid During the Fiscal Year Ended May 31, 2010
2010 Fund	$139,375
2020 Fund	$281,539
2030 Fund	$229,435
2040 Fund	$212,931
In-Target Fund	$157,487

Broker-Dealer Relationships. The Previous and New Advisory Agreements provide that the Advisor is responsible for the selection of broker-dealers and is directed at all times to seek the best or most favorable price and execution. The Previous and New Advisory Agreements also provide that the Advisor may direct a securities transaction to a broker-dealer that provides brokerage and research services to the Advisor in compliance with Section 28(e) of the 1934 Act. Under the New Advisory Agreement, when it deems the purchase of sale of a security to be in the best interest of a Fund as well as other of its clients, the Advisor may aggregate the order for securities to be sold or purchased. In such event, the Advisor will allocate securities and other investments so purchased or sold, as well as expenses incurred in the transaction, in a manner it reasonably considers to be equitable and consistent with its fiduciary obligations. Additionally, under the New Advisory Agreement, the Advisor or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to the requirement that it seek to obtain the best execution and price, the guidelines determined by the Board and set forth in the Prospectus and Statement of Additional Information (“SAI”), and applicable law. The New Advisory Agreement provides that the Advisor may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis, subject to applicable law.

Neither the Advisor nor its affiliates will deal with a Fund or any of its affiliates in any transaction in which the Advisor or any of its affiliates acts as a principal, except in compliance with the 1940 Act.

Limitation of Liability. The New Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing in the New Advisory Agreement will be deemed to protect or purport to protect the Advisor against any liability to the Company, a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. Under the Previous Advisory Agreement, neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or their respective assigns were liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Funds or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of the Previous Advisory Agreement will be deemed to protect the Advisor against any liability to the Company, the Funds or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Company, any Fund or its shareholders.

Indemnification. The Previous Advisory Agreement and the New Advisory Agreement provide that the Company shall not be responsible for, and the Advisor shall indemnify and hold the Company, the Funds and its directors, officers and agents harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor or any of its officers, directors, employees or agents. The Company will indemnify and hold harmless the Advisor, its parent, affiliates and their respective officers, directors, employees and agents and controlling persons of each of them against any loss, liability, claim, damage or expense (including reasonable attorney’s fees and the reasonable cost and expense of investigating and defending any alleged loss, liability, claim, damage or expense), in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties on the part of the Advisor or any of officers, directors, employees or agents.

Term of the New Advisory Agreement. The New Advisory Agreement will take effect as of the date on which it is approved by the shareholders of the Funds. The New Advisory Agreement provides that it will remain in full force and effect for two (2) years from its effective date, and will continue in force from year to year thereafter, so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

Termination. The New Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of a Fund or by the Company’s Board of Directors on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Company. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined under the 1940 Act). The New Advisory Agreement may also be terminated immediately by the Company or the Advisor in the event that the other party (i) breaches a material term of the New Advisory Agreement or (ii) commits a material violation of any governing law.

Board Considerations in Approving the New Advisory Agreement

Factors Considered. At a telephonic meeting held on June 28, 2010, the Independent Directors of the Board convened to: (i) discuss the Transaction and the resulting impact on the Company; (ii) discuss the Board approvals necessary as a result of the Transaction; (iii) discuss the process necessary to effect the uninterrupted provision of investment advisory services to the Company and each of the Funds; and (iv) review the terms of the New Advisory and Sub-Advisory Agreements (the “Telephonic Meeting”). At a meeting held in-person on June 29, 2010, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement (the “In-Person Meeting”). Prior to the Telephonic Meeting and the In-Person Meeting, the Board received and reviewed substantial information regarding the services to be provided by the Advisor to the Company and the Funds under the New Advisory Agreement. The Board also received presentations that discussed the Transaction and intentions for the business, operations and personnel of the Advisor and the Funds after the closing of the Transaction. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board at the Telephonic and In-Person Meetings and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

(i) The nature, extent and quality of the services to be provided by the Advisor.

In considering the nature, extent and quality of services that the Advisor proposes to provide to the Funds, the Board reviewed in detail the nature, extent and quality of services to be provided by the Advisor under the New Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Company. The Board considered that the Advisor provides, or arranges for the provision of, transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor, including those individuals responsible for portfolio management. The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Company’s service providers. The Board also considered that the Advisor pays for the compensation of officers of the Company who are also officers or employees of the Advisor, except as may otherwise be determined by the Board.

The Board evaluated these factors in consultation with Fund counsel. Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the New Advisory Agreement were reasonable and appropriate in relation to the fees to be paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers.

(ii) The performance of the Funds and the Advisor.

The Board considered the performance of the Funds by discussing the Funds’ annualized index tracking error since the commencement of investment operations, which provides a comparison between the NAV of each Fund’s underlying index as compared to the NAV of each respective Fund. The Board determined that the Funds had tracked their respective indices within acceptable ranges since the Previous Advisory Agreement was first approved by the Board. In connection with the assessment of the ability of the Advisor to perform its duties under the New Advisory Agreement, the Board considered the Advisor’s financial condition and whether it had the resources necessary to carry out its functions. The Board concluded that the Advisor had the financial resources necessary to perform its obligations under the New Advisory Agreement.

(iii) The cost of the advisory services and the profits to the Advisor and its affiliates from their relationship with the Funds.

The Board considered the proposed level of the advisory fee for each Fund and discussed comparative advisory fees of other comparable exchange-traded funds. The Board considered that this type of information would be useful in assessing whether the Advisor would be providing services at a cost that was competitive with other exchange-traded funds. The Board concluded that the contract rate advisory fee and total fund expenses for each of the Funds were reasonable, but noted that the advisory fees charged by the Funds were higher than the advisory fees typically charged by the other exchange-traded funds. In concluding that the advisory fees and fund expenses were reasonable, the Board considered the Company’s innovative and unique investment process. In assessing this information, the Directors considered both the gross fees as well as the level of fees after waivers and/or reimbursements.

In evaluating the costs of the services to be provided by the Advisor under the New Advisory Agreement, and the profitability of the Advisor, the Board considered, among other things, that the New Advisory Agreement generally contains the same terms and conditions as the Previous Advisory Agreement, and that the contractual advisory fee rate payable under the New Advisory Agreement is identical to the contractual advisory fee rate payable under the Previous Advisory Agreement. The Board noted that the contractual advisory fee rate payable under the New Sub-Advisory Agreement, like the contractual advisory fee rates payable under the Previous Advisory Agreement, is payable by the Advisor, and not by the Funds. The Board further noted that the unified management fee arrangements would not change as a result of the Transaction.

(iv) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered whether economies of scale would be realized by the Funds at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant growth. In the event there were to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

(v) Other factors.

The Board considered the Advisor’s ability to achieve economies of scale through its existing platform serviced by The Bank of New York Mellon, and its commitment to maintain the Expense Cap (hereinafter defined) through September 30, 2011.

Board Approval and Recommendation

As a result of the considerations described above, the Board determined to approve the New Advisory Agreement. The Board based its decision on evaluations of all of the considerations described above as a whole and did not consider any one factor as all-important or controlling. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in view of the services to be provided to the Funds, and for these reasons the Board concluded that the New Advisory Agreement should be approved and recommended to the Funds’ shareholders. Based on the foregoing, the Directors, including a majority of the Independent Directors, who were present at the In-Person Meeting on June 29, 2010, unanimously voted to approve and to recommend to the shareholders of each Fund to approve the New Advisory Agreement. As discussed earlier herein, the Advisor will serve as the interim investment advisor to the Funds, pursuant to the Interim Advisory Agreement. During such time the Interim Advisory Agreement is in effect, the Advisor will provide uninterrupted investment advisory services to the Funds, as discussed above.

Information Concerning DBX Strategic Advisors LLC

DBX Strategic Advisors LLC, formerly XShares Advisors LLC, located at 60 Wall Street, New York 10005, is a Delaware limited liability company, and an indirect, wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a global banking institution that is engaged in a wide range of financial services. The Advisor is registered as an investment advisor under the Advisers Act and has served as interim investment advisor to the Funds since June 30, 2010, on which date Deutsche Bank acquired all of the issued and outstanding membership interests of the Advisor.

The names, titles and principal occupations of key personnel of the Advisor are set forth in the following table. The business address of each person listed below is 60 Wall Street, New York, New York 10005.

Name	Title/Principal Occupation
Hans Ephraimson	Chief Executive Officer
Michael Gilligan	Chief Financial Officer
Martin Kremenstein	Chief Operating Officer/Chief Investment Officer
Alex Depetris	Vice President
Luke Oliver	Vice President
Frank Gecsedi	Chief Compliance Officer

In addition to the personnel listed above, the Advisor also retained key personnel employed by the Advisor prior to the Transaction. These key personnel, including former officers of the Funds and the Advisor, will continue to play an important role in the day-to-day operations of the Advisor and the provision of services to the Funds.

For additional information about the Advisor, you may visit its website at www.dbxstrategicadvisors.db.com. For text-only copies of the Advisor’s public filings, you may visit the EDGAR Database on the Commission’s website at www.sec.gov.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, the Advisor continuing to serve as an investment advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF PROPOSAL 1.

PROPOSAL 2—TO APPROVE A NEW SUB-ADVISORY

AGREEMENT BETWEEN DBX ADVISORS LLC AND

TDAM USA INC.

Description of Proposal 2

At the Meeting, you will be asked to approve a new sub-advisory agreement between the Advisor and TDAM (the “New Sub-Advisory Agreement”). TDAM served as investment sub-advisor to the Funds pursuant to a sub-advisory agreement between the Advisor and TDAM (the “Previous Sub-Advisory Agreement”), effective January 29, 2010. TDAM has served as interim investment sub-advisor to the Funds since June 30, 2010, as described more fully below. A general description of the proposed New Sub-Advisory Agreement is included below. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B.

Termination of Sub-Advisory Agreements with TDAM and Amerivest

As discussed above in Proposal 1, Deutsche Bank acquired all of the issued and outstanding membership interests in the Advisor and consequently gained control of the Advisor on June 30, 2010 (the “Transaction”). Under the 1940 Act, a change in control of an investment advisor results in the assignment, and automatic termination, of an investment advisory agreement. As a result, due to the change in control of the Advisor, the sub-advisory agreement between the Advisor and TDAM (the “Previous Sub-Advisory Agreement”) terminated, pursuant to its terms, effective June 30, 2010. In anticipation of the closing of the Transaction, the Directors, including a majority of the Independent Directors, approved an interim sub-advisory agreement between the Advisor and TDAM (the “TDAM Interim Sub-Advisory Agreement”) at an in-person meeting held on June 29, 2010. The TDAM Interim Sub-Advisory Agreement will expire the earlier of 150 days from the Closing Date or shareholder approval of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement requires approval of both the Board and the shareholders of the Fund. The investment sub-advisory agreement between the Advisor and Amerivest, the Funds’ other sub-advisor, also terminated pursuant to its terms, as described in greater detail below.

The Transaction has not and is not expected to result in any material changes to the Funds’ investment strategies, day-to-day management, or increase in fees and expenses. Under the Previous Sub-Advisory Agreement, TDAM was responsible for the day-to-day management of the Funds. Under the TDAM Interim Sub-Advisory Agreement and the proposed New Sub-Advisory Agreement, TDAM will continue to be responsible for the day-to-day management of the Funds. For reasons discussed more fully below, the Board is not recommending that shareholders approve a new sub-advisory agreement with

Amerivest. Amerivest’s current responsibilities as sub-advisor to the Funds, which primarily consist of monitoring and overseeing TDAM, will be internalized by the Advisor. As discussed below, Amerivest is currently serving as investment sub-advisor under an interim sub-advisory agreement with the Advisor (the “Amerivest Interim Sub-Advisory Agreement”) that was approved by the Directors, including a majority of the Independent Directors, at an-person meeting on June 29, 2010. The Amerivest Interim Sub-Advisory Agreement will terminate the earlier of the expiration of 150 days from the date of the Transaction or upon shareholder approval of the New Advisory Agreement, as discussed in Proposal 1.

Board Approval of the New Sub-Advisory Agreement

After careful consideration of possible alternatives, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Sub-Advisory Agreement between the Advisor and TDAM, as described more fully below. The New Sub-Advisory Agreement would become effective upon shareholder approval, would have an initial term of two (2) years and will continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in-person at a meeting called for the purpose of voting on such approval. The Board recommends that shareholders approve the New Sub-Advisory Agreement.

Description and Comparison of the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement

General Information. The following description of the material terms of the New Sub-Advisory Agreement is qualified in its entirety by reference to the New Sub-Advisory Agreement attached hereto as Exhibit B. The New Sub-Advisory Agreement contains substantially identical terms to the Previous Sub-Advisory Agreement except for the name of the investment advisor, the effective date and references to Amerivest. TDAM has served as sub-advisor to the Funds since August 3, 2009. Prior to August 3, 2009, Mellon Capital Management Corporation (“Mellon Capital”) served as a Fund sub-advisor. Effective August 3, 2009, the sub-advisory agreement between the Advisor and Mellon Capital terminated, pursuant to its terms, as a result of its assignment. In order to facilitate an uninterrupted investment program for the Funds, the Board approved an interim sub-advisory agreement between the Advisor and TDAM at an in-person meeting held on July 23, 2009. At a meeting held in-person on November 2, 2009, the Directors, including a majority of the Independent Directors, approved the Previous Sub-Advisory Agreement. The Previous Sub-Advisory Agreement was then submitted to shareholders for approval at special meetings of shareholders of the Funds held on November 18, 2009. Shareholders of the In-Target and 2010 Funds approved the Previous Sub-Advisory Agreement on November 18, 2009. Shareholders of the 2020, 2030 and 2040 Funds approved the Previous Sub-Advisory Agreement at adjourned special meetings of shareholders held on January 29, 2010. A discussion regarding the basis for the Board’s approval of the Previous Sub-Advisory Agreement can be found in the Company’s semi-annual report to shareholders for the period ended November 30, 2009.

Investment Sub-Advisory Services. In accordance with the terms of the New Sub-Advisory Agreement, TDAM will, subject to the direction, supervision and control of the Advisor and the Board and consistent with its fiduciary duties to each Fund, manage the investment and operations and determine the composition of the portfolio of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with the terms of the New Sub-Advisory Agreement, each Fund’s investment objective and policies, and each Fund’s then-current Prospectus and SAI contained in the Company’s Registration Statement on Form N-1A, as such Prospectus and SAI are amended or supplemented from time to time. As part of the services it provides, TDAM is responsible for, among other things: (i) providing supervision of each Fund’s investments, furnishing a continuous investment program for the Funds, and determining from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash; (ii) keeping the Board and the Advisor fully informed in writing on an ongoing basis as agreed by the Advisor and TDAM of all material facts concerning the investment and reinvestment of the assets in the Funds as well as concerning TDAM and its key investment personnel and operations with respect to the Funds, and making regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Board; (iii) providing reasonable assistance in determining the fair value of all securities and other assets held by the Funds for which market quotations are not readily available; (iv) providing any and all material performance information, records and supporting documentation about accounts TDAM manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies and strategies substantially similar to those employed by TDAM in managing the Funds that may allow the Fund or its agent to present information concerning TDAM’s prior performance in the Funds’ Prospectus and SAI and any permissible reports and materials prepared by the Funds or their agents (v) cooperating with and providing reasonable assistance to the Advisor and the Company’s service providers and all other agents and representatives of the Company and the Advisor, and keeping all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the

Company and the Advisor, providing prompt responses to reasonable requests made by such persons and maintaining appropriate interfaces with each so as to promote the efficient exchange of information. Pursuant to the New Sub-Advisory Agreement, TDAM, at its own expense, will provide all necessary facilities and personnel, including salaries, expenses and fees of any personnel required to perform the foregoing services. The services to be provided under the New Sub-Advisory Agreement are substantially identical to those provided under the Previous Sub-Advisory Agreement.

Expenses and Sub-Advisory Fees. The fees and expenses to be paid under the New Sub-Advisory Agreement are the same as those paid under the Previous Sub-Advisory Agreement.

For the services provided and the expenses assumed pursuant to the Previous Sub-Advisory Agreement, the Advisor paid, or arranged for the payment of, a fee to TDAM in the amount equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. Additionally, a minimum annual investment management fee of $35,000 per Fund applied. The Company also reimbursed certain out-of-pocket expenses incurred by TDAM. For the services provided and the expenses assumed pursuant to the New Sub-Advisory Agreement, the Advisor will pay, or arrange for the payment of, a fee to TDAM in the amount equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. Additionally, a minimum annual investment management fee of $35,000 per Fund will continue to apply. The Company will also reimburse certain out-of-pocket expenses incurred by TDAM.

The following table sets forth the aggregate amount of sub-advisory fees paid to TDAM during the last fiscal year ended May 31, 2010, pursuant to the Previous Sub-Advisory Agreement:

Fund	Aggregate Fee Paid During the Fiscal Year Ended May 31, 2010*
2010 Fund	$28,875
2020 Fund	$28,875
2030 Fund	$28,875
2040 Fund	$28,875
In-Target Fund	$28,875

*	TDAM began providing sub-advisory services to the Funds effective August 3, 2009. Thus, the aggregate fee paid amount reported above represents only a portion of the sub-advisory fees paid during the fiscal year ended May 31, 2010. Prior to August 3, 2009, Mellon Capital Management Corporation provided sub-advisory services to the Funds. Amerivest paid Mellon Capital Management Corporation $29,116 for the sub-advisory services it provided during the period of June 1, 2009 through August 3, 2009.

Liability and Indemnification. The New Sub-Advisory Agreement provides that neither TDAM nor any of its officers, members or employees (its “Affiliates”) will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Company as a result of any error of judgment by TDAM or its Affiliates with respect to each Fund, except that nothing in the New Sub-Advisory Agreement will operate or purport to operate in any way to limit the liability of TDAM or its Affiliates, and TDAM will indemnify and hold harmless the Company, the Advisor, all of its affiliated persons (as defined in the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)), for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) resulting from any willful misconduct, bad faith, reckless disregard or gross negligence of TDAM in the performance of any of its duties or obligations thereunder. The Advisor will indemnify and hold harmless TDAM, all affiliated persons (as defined in the 1940 Act and all controlling persons (as defined in the 1933 Act) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided however, the Advisor will not indemnify or hold harmless TDAM, its affiliated or controlling persons for any losses, claims, damages, liabilities or litigation arising out of TDAM’s willful misconduct, bad faith, reckless disregard or gross negligence in the performance of any of its duties or obligations thereunder. The liability and indemnification provisions of the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement are identical.

Term of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will take effect as of the date on which it is approved by the shareholders of the Funds. The New Sub-Advisory Agreement provides that it will remain in effect for an initial term of two (2) years from its effective date, and will continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in-person at a meeting called for the purpose of voting on such approval.

Termination. The New Sub-Advisory Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Advisor and TDAM, or by the Advisor or TDAM on sixty (60) days’ written notice to such Fund and the other party. The New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its “assignment,” as defined in the 1940 Act, or (ii) in the event the Advisory Agreement is assigned, as defined in the 1940 Act, or terminates for any other reason.

Board Considerations in Approving the New Sub-Advisory Agreement

Factors Considered. At a Telephonic Meeting held on June 28, 2010, the Independent Directors of the Board convened to: (i) discuss the Transaction and the resulting impact on the Company; (ii) discuss the Board approvals necessary as a result of the Transaction; (iii) discuss the process necessary to effect the uninterrupted provision of investment advisory services to the Company and each of the Funds; and (iv) review the terms of the New Advisory and Sub-Advisory Agreements. At an In-Person Meeting on June 29, 2010, the Board, including a majority of the Independent Directors, approved the New Advisory and Sub-Advisory Agreements. In considering the New Sub-Advisory Agreement, the Board relied in part on the information it had received at its July 23, 2009 and November 2, 2009 meetings (the “Prior Meetings”), at which time it considered the approval of the Previous Sub-Advisory Agreement, including information related to the services provided by TDAM to the Funds. The Board also considered information that they had received throughout the year as part of their regular oversight of the Funds. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board at the Telephonic and In-Person Meetings and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

(i) The nature, extent and quality of the services to be provided by TDAM.

In considering the nature, extent and quality of services that TDAM provided to the Funds, the Board reviewed presentations it had received from TDAM at the Prior Meetings, relating to the staffing, management, organizational structure and investment philosophy and processes of TDAM. The Board specifically reviewed in detail the nature, extent and quality of services to be provided by TDAM under the New Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Company. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of TDAM, including those individuals responsible for portfolio management.

The Board also considered TDAM’s operational capabilities and resources, and its experience in serving as an investment sub-advisor to the Funds. The Board considered the professional experience and qualifications of TDAM’s senior management and key professional personnel, as well as TDAM’s depth and breadth of experience in managing investment portfolios consisting of both equity and fixed income securities. More particularly, the Board considered TDAM’s robust operational capabilities and resources, and TDAM’s experience in managing index funds covering such asset classes as Canadian, U.S. and global equities, as well as Canadian and global fixed income. The Board noted that TDAM manages its equity and fixed income portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, TDAM closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted TDAM’s effective trading processes to ensure low-cost trading across all portfolios.

The Board evaluated these factors in consultation with Fund counsel. Based on its review, the Board concluded that the nature, extent, and quality of services provided by TDAM, in view of the Funds under the New Sub-Advisory Agreement was reasonable and appropriate in relation to the fees paid to TDAM, taking special consideration of the fact that the fees to be paid to TDAM under the New Sub-Advisory Agreement are payable by the Advisor, and not by the Funds.

(ii) The performance of the Funds and TDAM.

The Board considered the performance of the Funds by discussing the Funds’ annualized index tracking error since the commencement of investment operations, which provides a comparison between the NAV of each Fund’s underlying index as compared to the NAV of each respective Fund. The Board determined that the Funds had tracked their respective indices within acceptable ranges since the Previous Sub-Advisory Agreement was first approved by the Board. In connection with the assessment of the ability of TDAM to perform its duties under the New Sub-Advisory Agreement, the Board considered whether TDAM has the resources necessary to carry out its functions. The Board concluded that TDAM had the financial resources necessary to perform its obligations under the New Sub-Advisory Agreement.

(iii) The cost of the advisory services and the profits to TDAM and its affiliates from their relationship with the Funds.

The Board considered the proposed level of the advisory fee for each Fund and discussed comparative advisory fees of other comparable exchange-traded funds. The Board considered that this type of information would be useful in assessing whether TDAM would be providing services at a cost that was competitive with other exchange-traded funds. The Board further considered that the New Sub-Advisory Agreement generally contains the same terms and conditions as the Previous Sub-Advisory Agreement, and that the contractual sub-advisory fee rate payable under the New Sub-Advisory Agreement is identical to the contractual sub-advisory fee rate payable under the Previous Sub-Advisory Agreement. The Board noted that the contractual sub-advisory fee rate payable under the New Sub-Advisory Agreement, like the contractual sub-advisory fee rates payable under the Previous Sub-Advisory Agreement, is payable by the Advisor, and not by the Funds. The Board further noted that the unified management fee arrangements would not change as a result of the Transaction.

(iv) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered whether economies of scale would be realized by the Funds at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant growth. In the event there were to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

(v) Other factors.

The Board also considered whether TDAM would benefit in other ways from its relationship with the Funds, noting that TDAM does not presently participate in any soft-dollar arrangements in connection with the Funds’ brokerage transactions.

Board Approval and Recommendation

As a result of the considerations described above, the Board determined to approve the New Sub-Advisory Agreement. The Board based its decision on evaluations of all of the considerations described above as a whole and did not consider any one factor as all-important or controlling. The Directors, including a majority of the Independent Directors, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in view of the services to be provided to the Funds, and for these reasons the Board concluded that the New Sub-Advisory Agreement should be approved and recommended to the Funds’ shareholders. Based on the foregoing, the Directors, including a majority of the Independent Directors, who were present at the meetings held in-person on June 29, 2010 unanimously voted to approve and to recommend to the shareholders of each Fund to approve the New Sub-Advisory Agreement. As discussed earlier herein, TDAM will serve as the interim investment sub-advisor to the Funds, pursuant to the TDAM Interim Sub-Advisory Agreement. During such time the TDAM Interim Sub-Advisory Agreement is in effect, TDAM will provide uninterrupted investment sub-advisory services to the Funds, as discussed above.

Information Concerning TDAM USA Inc.

TDAM USA Inc., located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a Delaware corporation, and a direct, wholly-owned subsidiary of TD Bank and an affiliate of Amerivest. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group. TDAM operates in Canada as TD Asset Management Inc. (collectively, “TD Asset Management”). TD Asset Management is a highly diversified North American investment management organization with leading market positions in active, quantitative and passive portfolio management. In the aggregate, as of May 31, 2010, TD Asset Management’s investment professionals managed over $165 billion in assets under management on behalf of pension, insurance, endowment/foundation and corporate clients, as well as for high-net worth individuals and retail mutual funds. TDAM is registered as an investment advisor under the Advisers Act and has served as investment sub-advisor to the Funds since August 3, 2009.

The names, titles and principal occupations of key personnel of TDAM are set forth in the following table. Unless otherwise indicated, the business address of each person listed below is 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2.

Name	Title/Principal Occupation
Brian Murdock	Chief Executive Officer and Chairman of the Board of Directors
Barbara F. Palk	President and Director
Rodney M. Thorfinnson	Director, Chief Financial Officer, Chief Operating Officer and Chief Risk Officer
Kevin Le Blanc	Vice-Chairman
Ken Miner	Vice-Chairman
Satish Rai	Vice-Chairman
William R. Fulton	Director
Malcolm Lang	Chief Financial Officer and Director
Mark Bell*	Director
Ben Eggers	Chief Compliance Officer

*	Business address is 31 West 52nd Street, New York, New York 10019

For additional information about TDAM, you may visit its website at www.tdamusa.com. For text-only copies of TDAM’s public filings, you may visit the EDGAR Database on the Commission’s website at www.sec.gov.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, TDAM continuing to serve as an investment sub-advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF PROPOSAL 2.

ADDITIONAL INFORMATION ABOUT PROPOSALS 1 AND 2

Background Information Concerning Amerivest and Arrangements Relating to the Funds

General Information. Amerivest, located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TDAHC, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127. Amerivest is registered as an investment advisor under the Advisers Act. The Board of Directors, including a majority of the Independent Directors, approved the sub-advisory agreement between the Advisor and Amerivest (the “Amerivest Sub-Advisory Agreement”) at the Company’s organizational meeting held in-person July 24, 2007. The Funds’ initial shareholder approved the Amerivest Sub-Advisory Agreement on July 24, 2007. The Directors, including a majority of the Independent Directors, approved the continuance of the Amerivest Sub-Advisory Agreement, as amended, for a successive annual period at a meeting held in-person on July 23, 2009. The Amerivest Sub-Advisory Agreement was amended at the July 23, 2009 meeting to reflect the change from Mellon Capital, a previous sub-advisor to the Funds, to TDAM. The Amerivest Sub-Advisory Agreement terminated effective June 30, 2010, pursuant to its terms, as a result of its assignment upon the closing of the Transaction. In anticipation of the closing of the Transaction, the Directors, including a majority of the Independent Directors, approved an interim sub-advisory agreement between the Advisor and Amerivest (the “Amerivest Interim Sub-Advisory Agreement”) at an in-person meeting on June 29, 2010.

The Operating Expenses Limitation Agreement. The Advisor and Amerivest have entered into an Operating Expenses Limitation Agreement with the Company (the “Expense Limitation Agreement”), dated June 30, 2010. Pursuant to the

Expense Limitation Agreement, the Advisor and Amerivest have contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit each Fund’s net annual operating expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). In the event that the current operating expenses of a Fund, as accrued each month, exceed the annual rate of 0.65%, the Advisor or Amerivest, as the case may be, will pay to the Fund, on a monthly basis, the excess expense within a reasonable time after being notified that an excess expense payment is due (the “Excess Expense”). For the term of the Expense Limitation Agreement with respect to Amerivest’s obligations thereunder, Amerivest has agreed to reimburse the Funds any Excess Expenses up to an amount not exceeding $250,000 (the “Amerivest Cap”). Any Excess Expense above the Amerivest Cap will be reimbursed to the Funds by the Advisor. Amerivest’s obligations under the Expense Limitation Agreement will terminate effective September 30, 2010. The Advisor has agreed to maintain the Expense Cap until at least September 30, 2011. The Advisor and Amerivest each retain their right to receive reimbursement of any Excess Expense payments paid by it pursuant to the Expense Limitation Agreement made in the prior three fiscal years, to the extent that such reimbursement would not exceed the annual rate of 0.65%, if applicable, for such fiscal year. The Expense Limitation Agreement may be terminated at any time, and without payment of penalty, by the Board, on behalf of each Fund, upon sixty (60) days’ written notice to the Advisor and Amerivest, respectively. The Expense Limitation Agreement shall remain in effect indefinitely, and renew automatically on the first day of each October for a 12 month term unless the Advisor provides the Board of Directors with notice of termination of its commitment prior to the expiration of its then current term. The Expense Limitation Agreement will automatically terminate if the Interim Advisory Agreement or New Advisory Agreement terminates for any reason, except for the expiration of the Interim Advisory Agreement upon the earlier of: (i) the date on which the Funds’ shareholders approve the New Advisory Agreement; or (ii) one-hundred fifty (150) days from the date of its execution, with such termination effective upon the effective date of the Interim Advisory Agreement’s or New Advisory Agreement’s termination.

PROPOSAL 3—TO APPROVE THE ELECTION OF DIRECTORS

Description of Proposal 3

At the Meeting, you will be asked to approve the election of Hans Ephraimson, R. Charles Tschampion, Ernest J. Scalberg and Michael G. Smith (the “Proposed Directors”) to serve as Directors of the Company. Each of the Proposed Directors is currently serving on the Board of the Company.

Background

In connection with the sale of the Advisor to Deutsche Bank, as described in greater detail in Proposals 1 and 2 above, Jeffrey Feldman, Chief Executive Officer of the Advisor’s former parent company, XShares Group, Inc., resigned from the Company’s Board of Directors. The Board appointed Hans Ephraimson, Chief Executive Officer of the Advisor, to fill the vacancy created by Mr. Feldman’s departure. While the Board may fill vacancies, it may only do so if, after filling a vacancy, at least two-thirds of the directors were elected by shareholders. Currently, the Board meets this requirement, because three of the four directors (Mr. Tschampion, Dr. Scalberg and Mr. Smith) were elected by the Funds’ initial shareholder at the time of the Funds’ commencement of operations. However, if one or more directors previously elected by the Funds’ initial shareholder retired or left the Board, or if the Board determined in its discretion to expand the Board, the Board would not be able to appoint a new director without a shareholder vote. Shareholders are being asked to consider and vote on the election of the current Directors so that the entire Board will have been approved by Fund shareholders, giving the Board the flexibility in the future to appoint a new director to fill a vacancy or increase the size of the Board, without having to obtain a shareholder vote. The Board believes that it is in the best interests of shareholders to provide the Board with this flexibility to avoid the costs and delays associated with holding a special shareholders’ meeting. The Board is recommending that shareholders approve the election of the Proposed Directors to the Company.

Information about the Proposed Directors

Similar to Mr. Feldman’s former status on the Board, Mr. Ephraimson is considered an “interested person” (as that term is defined in the 1940 Act) of the Company because he serves as the President and Chief Executive Officer of the Advisor. More information about the Advisor is provided above. Each of the other Proposed Directors are considered Independent Directors of the Company. Together, the Proposed Directors would comprise the entire Board of the Company and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Proposed Directors, their principal occupations and other directorships held during the past five years, and certain other information about the Proposed Directors is provided below. Mr. Ephraimson currently serves as President and Chief Executive Officer of the Company, and would continue to serve in such capacity if elected at the Meeting. No other Proposed Director will serve as an officer of the Company. Each of the Proposed Directors has agreed to serve if elected at the Meeting and has consented to being named in this Proxy Statement. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Directors named below. If any Proposed Director is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

Listed below, for each Proposed Director, are their names and ages, as well as their positions and length of service with the Company, principal occupations during the past five years, the number of Funds they oversee, and other directorships held by the Proposed Director. The business address of each Proposed Director is 60 Wall Street, New York, New York 10005.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During the Past 5 Years
Interested Director:

Hans Ephraimson Age 46	Director, Chairman of the Board, President and Chief Executive Officer	Since 2010	Chief Executive Officer, DBX Strategic Advisors LLC since 2010; Managing Director in the North American Structured Sales and the DBX Group of Deutsche Bank AG; Desk Head, Institutional Clients Group for North America of Deutsche Bank AG since 1999.	5	None.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During the Past 5 Years
Independent Directors:

R. Charles Tschampion Age 63	Director, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2007	Director, Industry Relations, CFA Institute (2005- present); Managing Director of Investment Research and Managing Director of Defined Contribution Plans, General Motors Asset Management Corporation (1994-2005); Director, India Magnum Fund 91994 to 2005); Trustee of Lehigh University (October 1998 to June 2010) and Chair of the Investment Sub- Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	5	Trustee and Member of the Audit Committee, The Select Sector SPDR Trust; Director, Real Estate Information Standards Board.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During the Past 5 Years
Ernest J. Scalberg Age 64	Director, Member of the Audit and Nominating Committee	Since 2007	Research Professor, and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business (2001- 2009); Director, Adviser or Trustee to numerous non- profit organizations (1974 to present).	5	Trustee and Member of the Audit Committee, The Select Sector SPDR Trust; Chairman of the Board of the Foundation, International University in Geneva (IUG) Switzerland.

Michael G. Smith Age 65	Director, Member of the Audit and Nominating Committee	Since 2007	Retired since 1999. Formerly, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	5	Director, Ivy Funds, Inc.; Director, Northwestern Mutual Series Fund, Inc.; Director, Cox Business School, Southern Methodist University.

The following table shows the dollar range of fund shares beneficially owned by each Proposed Director as of July 31, 2010.

Name of Proposed Director	Dollar Range of Equity Securities for Each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen By Nominee in Family of Investment Companies
Interested Director:
Hans Ephraimson	None	None

Independent Directors:
R. Charles Tschampion	None	None
Ernest J. Scalberg	$10,001-$50,000*	$10,001-$50,000
Michael G. Smith	None	None

*Represents Dr. Scalberg’s beneficial ownership of the 2020 Fund

Set forth below is the compensation received by the Directors from the Company for the fiscal year ended May 31, 2010.

Name of Proposed Director, Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors
Interested Director:
Hans Ephraimson, Director and Chairman of the Board	—	—	—	—

Independent Directors:
R. Charles Tschampion, Director and Chairman of the Audit Committee	$59,000,000	—	—	$59,000,000
Ernest J. Scalberg, Director	$56,000,000	—	—	$56,000,000
Michael G. Smith, Director	$56,000,000	—	—	$56,000,000

Information Concerning our Board of Directors

The Role of the Board

The Board of the Funds provides oversight of the management and operations of the Funds. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ Advisor, Sub-Advisor(s), Distributor, Administrator, Custodian and Transfer Agent. The Board approves all significant agreements between the Funds and their service providers, including the agreements with the Advisor, Sub-Advisor(s), Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various senior individuals of the Advisor to serve as officers of the Funds, with responsibility to monitor and report to the Board on the Funds’ day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Funds’ operations. The Board has appointed a Chief Compliance Officer who administers the Funds’ compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with Fund officers in less formal settings, between formal “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees, an Audit Committee and Nominating Committee, which are discussed in greater detail below under “Board Committees.” The Audit Committee also serves as the Fund’s Qualified Legal Compliance Committee (the “QLCC”). A majority of the members of the Board are not “interested persons,” as defined in the 1940 Act, of the Company (the “Independent Directors”), which are Directors that are not affiliated with the Advisor or its affiliates. The Audit Committee is comprised entirely of the Independent Directors. The Chairman of the Board is the Chief Executive Officer (“CEO”) of the Advisor. The Board has not appointed a lead Independent Director. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of the Advisor, can provide valuable input based on his tenure with the Advisor and experience in the types of securities in which the Fund invests. The Board has also determined that the structure, function and composition of the Audit Committee, which also serves as the Fund’s QLCC, and Nominating Committee, are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an interested Director.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of the Funds in light of the Funds’ business and structure. Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. Each of the Independent Directors has served on the Board of the Funds for several years. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operation of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and individual Directors is reviewed. In addition to the information provided above, below is certain additional information concerning each particular Director and certain of their Director Attributes. The information provided below, and above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Funds.

Hans Ephraimson. Mr. Ephraimson has served as Director, Chairman, President and Chief Executive Officer of the Company since June 30, 2010. He joined Deutsche Bank AG in June 1986 and is a Managing Director in the North American Structured Sales and the DBX Group. Mr. Ephraimson has also been a Desk head for foreign exchange in Deutsche Bank AG’s Institutional Clients Group for North America since January 1999. He currently serves as a member of the Board of Managers and Chief Executive Officer of DB Commodity Services LLC. He has been a principal and associated person of DB Commodity Services LLC since July 9, 2008 and June 25, 2009, respectively, and a member of the NFA since June 25, 2009.

R. Charles Tschampion. In addition to his tenure as a Director of the Funds, Mr. Tschampion has extensive business experience with particular investment experience through his former position as the Managing Director of Defined Contribution Plans at General Motors Asset Management Corporation. Mr. Tschampion is a CFA charter holder and currently serves on the boards of directors of another investment management company and non-profit entities, and also serves as the Director of Industry Relations for the CFA Institute. In serving on these boards, Mr. Tschampion has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Tschampion serves as the Chairman of the Company’s Audit Committee and is a member of the Company’s Nominating Committee. In serving on the Company’s Board for over three years, Mr. Tschampion understands the regulation, management and oversight necessary of investment management companies. Mr. Tschampion has been determined to qualify as an Audit Committee financial expert for the Company.

Ernest J. Scalberg. In addition to his tenure as a Director of the Funds, Dr. Scalberg has extensive business and distinguished academic experience. Dr. Scalberg currently serves as Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies and serves on the boards of directors of another investment management company and non-profit entities. In serving on these boards, Dr. Scalberg has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Dr. Scalberg is a member of the Company’s Audit and Nominating Committees. In serving on the Company’s Board for over three years, Dr. Scalberg understands the regulation, management and oversight necessary of investment management companies. Dr. Scalberg has been determined to qualify as an Audit Committee financial expert for the Company.

Michael G. Smith. In addition to his tenure as a Director of the Funds, Mr. Smith has extensive business experience through his former position as the Managing Director of Corporate and Institutional Client Group, Central Region, at

Merrill Lynch & Company, Inc. Mr. Smith currently serves on the boards of directors of other investment management companies and a non-profit organization. In serving on these boards, Mr. Smith has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Smith is a member of the Company’s Audit and Nominating Committees. In serving on the Company’s Board for over three years, Mr. Smith understands the regulation, management and oversight necessary of investment management companies. Mr. Smith has been determined to qualify as an Audit Committee financial expert for the Company.

Board Committees

The Board has established two standing committees, an Audit Committee and Nominating Committee, and the membership guidelines of each committee to assist in its oversight of the Company and the Funds. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Funds’ committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks.

Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and Sub-Advisor(s) and certain of their control persons. The Audit Committee is comprised of all of the Company’s Independent Directors. The Audit Committee also meets with the Accountants to review the Funds’ financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee met 4 times during the fiscal year ended May 31, 2010.

The Audit Committee also acts as the Company’s QLCC for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended May 31, 2010, the QLCC did not meet.

Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not “interested persons,” as defined in the 1940 Act, of the Funds is committed. The Nominating Committee is comprised of all of the Company’s Independent Directors. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so. The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

Committee Charters. A copy of each of the Nominating Committee Charter and the Audit Committee Charter is included in Exhibit C and Exhibit D, respectively.

Nominating Committee Considerations for Independent Directors

The Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act. The Nominating Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters and that Board effectiveness is best evaluated at a group level, not an individual director level. As a result, the Nominating Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a director. When evaluating candidates for a position on our Board of Directors, the Nominating Committee considers the potential impact of the candidate, along with his/her particular experiences, on the Board of Directors as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board of Directors, may or may not impact the Nominating Committee’s view as to the candidate. In accessing these matters, the Committee typically considers the following minimum criteria:

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director under the requirements of the 1940 Act and the New York Stock Exchange, the candidate’s independence from the Fund’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

•	the candidate’s age relative to any age limitation on nominations; and

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Required Vote

Approval of Proposal 3 requires the affirmative vote of a plurality of all of the votes cast, voted in person or by proxy at the Meeting, for each nominee. This means that the four nominees receiving the highest number of affirmative votes cast by shareholders of the Company at the Meeting will be elected. The votes of each Fund will be counted together with respect to the election of the nominees to the Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds, each, a series of the Company.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSED DIRECTORS.

ADDITIONAL INFORMATION

Security Ownership of Management

As of August 12, 2010, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

Beneficial Share Ownership

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 12, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

2010 Fund

Name and Address	%
J.P. Morgan Chase Clearing — Attn: Vincent Marzella 1 Metrotech Center North, 4th Floor, Brooklyn, NY 11201	16.78%

TD Ameritrade — Attn: Lana Dye 1005 N. Ameritrade Place, Bellevue, NE 68005	76.32%

2020 Fund

Name and Address	%
J.P. Morgan Chase Clearing — Attn: Vincent Marzella 1 Metrotech Center North, 4th Floor, Brooklyn, NY 11201	9.55%

TD Ameritrade — Attn: Lana Dye 1005 N. Ameritrade Place, Bellevue, NE 68005	84.49%

2030 Fund

Name and Address	%
TD Ameritrade — Attn: Lana Dye 1005 N. Ameritrade Place, Bellevue, NE 68005	88.89%

2040 Fund

Name and Address	%
J.P. Morgan Chase Clearing — Attn: Vincent Marzella 1 Metrotech Center North, 4th Floor, Brooklyn, NY 11201	9.53%

TD Ameritrade — Attn: Lana Dye 1005 N. Ameritrade Place, Bellevue, NE 68005	82.95%

In-Target Fund

Name and Address	%
J.P. Morgan Chase Clearing — Attn: Vincent Marzella 1 Metrotech Center North, 4th Floor, Brooklyn, NY 11201	15.47%

TD Ameritrade — Attn: Lana Dye 1005 N. Ameritrade Place, Bellevue, NE 68005	78.69%

Shareholder Communications with the Board of Directors

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to the Secretary of the Fund(s), c/o TDX Independence Funds, Inc., 60 Wall Street, New York, NY 10005, who will forward such communication to the Director(s).

Householding

Shareholders of a Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call the Fund at 877-369-4617 or write to the Fund at 60 Wall Street, New York, New York 10005. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of the prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

SHAREHOLDER PROPOSALS

Under Maryland law and pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) of the Company, the Company is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless shareholder action is required.

Pursuant to the Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. The Bylaws require shareholders to notify the Company in writing of any proposal to nominate a person or persons, as the case may be, for the purpose of electing one or more Directors at a special meeting of shareholders, between 120 and 150 days prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and, if applicable, the nominees proposed by the Directors to be elected at such meeting. The notification must be in the form prescribed by the Bylaws. The advance notice provisions provide a Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for giving of a shareholder’s notice as described above. Please contact the Secretary of the Fund(s) for additional information about the advance notice requirements.

Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

VOTING INFORMATION

Quorum, Record Date and Share Ownership

Shareholders of record as of the close of business on August 12, 2010 (the “Record Date”), are entitled to vote at the Meeting. The presence in person or by proxy of shareholders of each Fund entitled to cast one-third of all the votes entitled to be cast at a Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting. The number of shares of common stock outstanding in each of the Funds as of the Record Date is set forth in the table below:

Fund	Shares of Common Stock Outstanding
2010 Fund	800,800.00
2020 Fund	2,000,800.00
2030 Fund	1,800,800.00
2040 Fund	1,800,800.00
In-Target Fund	800,800.00

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting(s) will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal. In addition, if other matters are properly presented for voting at a Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting(s) in person. Shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Funds significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting(s), your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you plan to attend the Meeting(s), you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting(s).

At any time before it has been voted at the Meeting(s), your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund(s), (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting(s) and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Required Vote

Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. Approval of Proposal 3 requires the affirmative vote of a plurality of all of the votes cast, voted in person or by proxy at the Meeting, for each nominee. This means that the four nominees receiving the highest number of affirmative votes cast by shareholders at the Meeting will be elected. In the event Proposals 1 and 2 are not approved by a Fund’s shareholders, the Board will consider alternatives available to such Fund, including, without limitation, the Advisor and TDAM continuing to serve as an investment advisor and investment sub-advisor, respectively, to the Fund in the manner and to the extent permitted by the 1940 Act.

For purposes of determining whether shareholders of a Fund have approved the Proposals, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against Proposal 3. Abstentions and broker non-votes effectively will be votes “AGAINST” Proposals 1 and 2, because Proposals 1 and 2 require the affirmative vote of a majority of the Fund’s outstanding shares.

Treating broker non-votes as votes against the Proposals can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of the Advisor or TDAM, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Funds have retained a proxy solicitor, Computershare Fund Services, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Computershare Fund Services has agreed to contact banks, brokers and proxy intermediaries to secure votes on the proposals described in the Joint Proxy Statement. Computershare Fund Services’ costs and other costs for solicitation are the responsibility of the Advisor. Should shareholders require additional information regarding the proxy, they may call Computershare Fund Services toll-free at 1-866-905-8159.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

The Company will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Funds’ annual or semi-annual report may do so by contacting the Distributor as follows:

Call:	1-877-369-4617
Monday through Friday
9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	TDX Independence Funds, Inc.
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Visit:	www.dbxstrategicadvisors.db.com

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A — Form of New Advisory Agreement	A-1
Exhibit B — Form of New Sub-Advisory Agreement	B-1
Exhibit C — Nominating Committee Charter	C-1
Exhibit D — Audit Committee Charter	D-1

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT, dated as of                  , 2010, among TDX Independence Funds, Inc., a Maryland corporation (the “Company”), on its own behalf and on behalf of each of the Funds listed on Schedule A to this Agreement (each a “Fund” and together, the “Funds”), and DBX Strategic Advisors LLC (formerly, XShares Advisors LLC), a Delaware limited liability company (the “Adviser”), effective with respect to each Fund as of the date set out with respect to such Fund on Schedule A to this Agreement, as may be amended from time to time.

WHEREAS, the Company is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and is authorized to issue shares in one or more series;

WHEREAS, the Company engages in the business of investing and reinvesting the assets of each Fund;

WHEREAS, the Adviser is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment advisory services to each Fund on the terms set out in this Agreement; and

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Company, on behalf of each Fund and the Adviser agree as follows:

1. Appointment and Services

(a) The Company appoints the Adviser to act as investment adviser to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Directors, the Adviser will manage the investment operations and composition of each Fund and render investment advice for each Fund.

(c) The Adviser will furnish continuously an investment program for each Fund and manage the investment and reinvestment of each Fund’s assets in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and Statement of Additional Information (“SAI”) of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations.

(d) The Adviser will determine the securities and other instruments to be purchased, sold, exchanged or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Directors and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(e) The Adviser will file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and take other actions on behalf of the Funds as a shareholder of the underlying securities contained in the Funds’ portfolios.

(f) The Adviser will provide assistance to the Board of Directors in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(g) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Directors such records upon request. In addition, the Adviser will maintain, or cause to be maintained records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Funds under the Investment Company Act. The Adviser will prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Funds. The books and records pertaining to the Funds that are in the possession of the Adviser will be the property of the Company. The Company, or the Company’s authorized representatives, will have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Company, copies of any such books and records will be provided promptly by the Adviser to the Company or the Company’s authorized representatives.

(h) Notwithstanding Section 1(i) of this Agreement, the Adviser will report to the Board at each regular meeting thereof all material changes in the investments in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Company, the Funds and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Funds, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Funds maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. The Adviser will discharge all of its duties and responsibilities under this Agreement subject to the supervision and control of the Board and will comply with the policies established from time to time by the Board as well as the limitations imposed by the Company’s Articles of Incorporation, By-Laws and Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended, the limitations in the Investment Company Act and in the Internal Revenue Code of 1986, as amended, the Company’s compliance manual, the investment objectives, policies and restrictions of the Funds, and applicable laws and regulations.

(i) The Adviser also agrees to make available to the Board of Directors the following:

(i)	periodic reports on the investment performance of each Fund;

(ii)	additional reports and information related to the Adviser’s duties under this Agreement as the Board of Directors may reasonably request; and

(iii)	to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Company in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(j) The Adviser also agrees to promptly notify the Company of the occurrence of any of the following events:

(i)	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(ii)	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, regulatory or administrative authority or body, or any self-regulatory body public board or body, involving the affairs of the Adviser in its capacity as investment adviser to the Funds or the Company;

(iii)	it becomes ineligible to serve as an investment adviser to the Company, or any of its employees, officers or directors become ineligible to act in such capacity, pursuant to Section 9 of the Investment Company Act, or other applicable law or regulation; and

(iv)	the parent company of the Adviser or the portfolio manager of any Fund changes or the Adviser otherwise is subject to a change in corporate ownership that may constitute a “change of control” under the Advisers Act or the Investment Company Act.

(k) The Board of Directors has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board of Directors has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board of Directors shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Company. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board of Directors may reasonably request or as may be necessary for the Funds to comply with the Investment Company Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board of Directors at any time.

(l) To carry out such duties and responsibilities, the Adviser is hereby authorized, as agent and attorney-in-fact for the Company, for the account of, at the risk of and in the name of the Funds, to place orders and issue instructions for the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(m) The Adviser will provide, or arrange for the provision of, transfer agency, custody, fund administration and accounting and all other non-distribution related services necessary for the Funds’ operation, subject in each case to the approval of the Board. The Adviser will also provide supervisory personnel who will be responsible for supervising and monitoring the performance of the Company’s service providers in connection with their duties. Such personnel may be employees of the Adviser or employees of affiliates of the Company’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services and will permit its officers and employees to serve without compensation as officers, directors or employees of the Company.

2. Advisory Fees/Allocation of Expenses.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Company on behalf of each Fund will pay the Adviser in United States Dollars a unitary advisory fee at the rate set forth in Schedule A following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month.

(b) The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(c) The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for the compensation of officers or employees of the Company who are also officers or employees of the Adviser, except as may otherwise be determined by the Board. The Adviser agrees to pay all fees and expenses of any sub-adviser, and shall pay, or cause a sub-adviser to pay, all fees and expenses of any other sub-adviser, the Transfer-Agent, the Administrator and Accounting Agent, and the Custodian engaged by the Adviser on behalf of the Company. The Company is responsible for the payment of all other expenses associated with its operation including, but not limited to, (i) brokerage and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (ii) taxes, (iii) interest on borrowings, (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (v) compensation and expenses of the Directors of the Company who are not officers, directors, partners or employees of the Adviser, and sub-adviser, or their affiliates (the “Independent Directors”) as well as the cost of Directors’ Meetings, (vi) compensation and expenses of counsel to the Fund and counsel to the Independent Directors, (vii) if approved by the Board, compensation and expenses of the Company’s chief compliance officer and expenses associated with the Company’s compliance program, (viii) fees and expenses of the Company’s independent auditors, (ix) registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates including those relating to the development and distribution of its Prospectus and shareholder reports, and extraordinary expenses, (x) distribution fees and expenses paid by the Company under any distribution plan adopted pursuant to Rule 12b-l under the Investment Company Act, (xi) the cost of director and officer errors and omissions insurance coverage, (xii) the Funds’ pro-rata portion of dues, fees and charges of any trade associations of which the Company is a member, (xiii) certain out-of-pocket expenses, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc. and (xiv) the advisory fee payable to the Adviser hereunder. The payment or assumption by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Company on any subsequent occasion.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Delegation of Responsibilities. Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-adviser, including an affiliated person (as defined under the Investment Company Act) of the Adviser, any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed (“Sub-Adviser”). The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume responsibilities assigned to each Sub-Adviser without obtaining the approval of the shareholders of the Funds unless required by the federal securities laws. The Adviser will compensate the Sub-Adviser for its services to the Funds.

4. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Company’s Board of Directors, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Funds the most favorable execution and net price available under the circumstances. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the 1934 Act or as otherwise permitted from time to time by a Fund’s Prospectus and SAI.

(b) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(c) The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Prospectus and SAI; (ii) the provisions of the Investment Company Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

(d) Subject to the policies established by, and any direction from, a Fund’s Board of Directors, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(e) The Adviser and any of its affiliates will not deal with the Company or a Fund or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Directors in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(f) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

5. Limitation of Liability of the Adviser.

(a) As an inducement to the Adviser undertaking to provide services to the Company and each Fund pursuant to this Agreement, the Company and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Company, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 5 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 5 to the maximum extent permitted by applicable law.

6. Indemnification

(a) The Company shall not be responsible for, and the Adviser shall indemnify and hold the Company, the Funds and its directors, officers and agents harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents. Notwithstanding the provisions of this Section 6, the Adviser acknowledges and agrees that, with respect to any potential claim it may have against officers or directors of the Company relating to the subject matter of this Agreement, such claim is subject to the limitation contained in the Company’s Articles of Incorporation relating to the liability of directors and officers of the Company to its stockholders for money damages.

(b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Company hereby agrees to indemnify and hold harmless the Adviser, its parent, affiliates and their respective officers, directors, employees and agents and controlling persons of each of them against any loss, liability, claim, damage or expense (including reasonable attorney’s fees and the reasonable cost and expense of investigating and defending any alleged loss, liability, claim, damage or expense) and whether such actions, suits or proceedings are brought at law or in equity or whether brought by a private party or a governmental entity, bureau, agency or instrumentality, of any kind, arising from (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Company or other securities (ii) actions undertaken by the Funds or their officers, directors, employees or affiliates, (iii) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Company or their officers, directors, employees or affiliates, (iv) arising out of or based upon this Agreement or by reason of its performance of services provided hereunder or, (v) (a) arising out of or based upon any Sub-Advisory agreement entered into by the Adviser pursuant to Section 3 hereof or (b) by reason of the performance of the Sub-Adviser of its services pursuant to any such Sub-Advisory agreement to the extent the Adviser has indemnified the Sub-Adviser pursuant to the terms of such Sub-Advisory Agreement. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver of limitation of any rights which a Fund may have and which may not be waived under any applicable federal or state securities laws.

7. Term and Termination.

(a) This Agreement will become effective with respect to each Fund on the date hereof and, with respect to any Fund added to this Agreement subsequent to the date hereof, on the date Schedule A is amended to reflect such additional Fund in accordance with Section 8 below. Unless terminated, this Agreement will remain in full force and effect for two years from the date hereof with respect to each Fund and, with respect to each Fund added to this Agreement subsequent to the date hereof, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the shareholders of any Fund fail to approve this Agreement or any continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Company’s Board of Directors on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Company. The notice provided for herein may be waived in writing by the party entitled to receipt thereof. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act). This Agreement may also be terminated immediately by the Company or the Adviser in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law.

8. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive. The Adviser’s services to the Company and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Directors of the Company, and that officers or Directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Directors. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, it will act solely as investment adviser for such clients and not in any way on behalf of the Fund.

11. Additional Series. In the event the Company establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Directors with respect to the Funds and the execution of an amended Schedule A reflecting the Funds.

12. Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Company. The Company has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Company and each Fund:

(i)	The Articles of Incorporation, dated December 22, 2006 as amended and/or restated to date, together with all filed certificates regarding the establishment and designation of a series of shares of the Company, to the extent applicable.

(ii)	By-Laws of the Company as in effect on the date hereof.

(iii)	Resolutions of the Directors of the Company approving the form of this Agreement.

The Company will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be governed by the laws of the State of New York without reference to conflicts of laws principles. Any and all litigation or other disputes arising from this Agreement will be commenced in a federal or state court of competent jurisdiction in New York City, New York.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Company on behalf of a Fund.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

TDX Independence Funds, Inc.

By:

Name:
Title:

DBX Strategic Advisors LLC (formerly, XShares Advisors LLC)

By:
Name: Hans Ephraimson
Title: Chief Executive Officer

By:
Name: Martin Kremenstein
Title: Chief Operating Officer

SCHEDULE A

Fund	Fee
TDX Independence 2010 Exchange-Traded Fund	0.65%

TDX Independence 2020 Exchange-Traded Fund	0.65%

TDX Independence 2030 Exchange-Traded Fund	0.65%

TDX Independence 2040 Exchange-Traded Fund	0.65%

TDX Independence In-Target Exchange-Traded Fund	0.65%

EXHIBIT B

FORM OF SUB-ADVISORY AGREEMENT

Agreement made as of                  , 2010 between DBX STRATEGIC ADVISORS LLC (formerly XShares Advisors LLC)(the “Adviser”), a Delaware limited liability company, and TDAM USA Inc. (the “Sub-Adviser”), a Delaware corporation.

WITNESSETH:

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of                  , 2010, (the “Investment Advisory Agreement”) with TDX Independence Funds, Inc., (the “Company”) an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland on behalf of each Fund listed on Schedule A (the “Fund”), pursuant to which the Adviser acts as adviser to the Fund;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform certain services relating to the management of the investment operations of the Fund, and the Sub-Adviser is willing to render such investment advisory services to the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser to the Fund, subject to the supervision and oversight of the Adviser and the Directors of the Company for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein specified in Schedule A.

(a) Subject to the direction, supervision and control of the Adviser and the Board and consistent with its fiduciary duties to each Fund, the Sub-Adviser will manage the investment operations and determine the composition of the portfolio of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with the terms of this

Agreement, the Fund’s investment objective and policies, the Fund’s then-current Prospectus and Statement of Additional Information contained in the Company’s Registration Statement on Form N-1A (the “Registration Statement”), as such prospectus and SAI are amended or supplemented from time to time.

As part of the services it will provide hereunder, the Sub-Adviser will:

(i)	provide supervision of each Fund’s investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

(ii)	maintain books and records with respect to the Company’s securities transactions and keep the Board and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, and the Sub-Adviser will attend meetings with the Adviser and/or the Directors, as reasonably requested, to discuss the foregoing;

(iii)	in accordance with procedures and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, Sub-Adviser will promptly notify the Adviser and the Company’s Fund Accounting Agent of securities in a Fund for which the Sub-Adviser believes should be fair valued in accordance with the Company’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security;

(iv)

provide any and all material performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Company’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Fund or its agent; and

(v)	cooperate with and provide reasonable assistance to the Adviser, the Company’s administrator, the Company’s custodian and foreign custodians, the Company’s transfer agent and pricing agents and all other agents and representatives of the Company and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(b) In furnishing services hereunder, the Sub-Adviser will be subject to, and will perform its responsibilities in accordance with the following: (i) the Company’s Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time (“Certificate of Incorporation”); (ii) the By-Laws of the Company, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Company filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended, and the rules under each, and all other federal and state laws or regulations applicable to the Company and the Fund(s); (v) any order or no-action letter of the SEC governing the operation of the Company; (vi) the Company’s policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act (the “Compliance Manual”) and other policies and procedures adopted from time to time by the Board of Directors of the Company; and (vii) the written instructions of the Adviser. Upon request from the Sub-Adviser, the Adviser will provide the Sub-Adviser with current copies of the Certificate of Incorporation, By-Laws, Prospectus and SAI, any order or no-action letter of the SEC governing the operation of the Company, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Directors. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents.

(c) The Sub-Adviser, at its expense, will furnish (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) furnish administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

(d) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Directors or the Adviser from time to time and which have been provided to the Sub-Adviser, (ii) as described in the Company’s Prospectus and SAI, and (iii) in accordance with applicable federal and state laws and regulations. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser will use its best efforts to seek to obtain for the Fund “best execution”, considering all of the circumstances, and will maintain records adequate to demonstrate compliance with this requirement. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the 1940 Act, the Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Company and the Fund.

(d) The Sub-Adviser is not authorized to engage in “soft-dollar” transactions, permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), without the express written approval of the Adviser or the Company’s Board of Directors.

(e) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but will be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

(f) The Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and will file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

(g) The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Directors and consistent with seeking the best interest of the Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Company’s then-current proxy voting policies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Adviser’s proxy voting guidelines, a copy of which has been provided to the Adviser.

2. Compensation

The Advisor will pay, or arrange for payment to, the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Schedule A. In addition, Sub-Adviser will be reimbursed by the Company for any out-of-pocket expenses incurred by the Sub-Adviser which traditionally include, but are not limited to, cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, proxy voting execution, advice and reporting etc. These expenses will be billed as they are incurred.

Subject to the provisions of this Agreement and the mutual agreement of the parties, the duties of the Sub-Adviser and the fees to be paid to the Sub-Adviser by the Adviser under and pursuant to this Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the parties, to the extent permitted by law, subject to the prior approval of the members of the Board of Directors who are not “interested persons” (as defined in the 1940 Act).

3. Liability and Indemnification

(a) Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Company as a result of any error of judgment by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement will operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser will indemnify and hold harmless the Company, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Company, or the omission of such information, by the Sub-Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser will indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Adviser will not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Company, or the omission of such information, by the Sub-Adviser Indemnities for use therein.

(c) A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

4. Representations of the Adviser

The Adviser represents, warrants and agrees as follows:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. Representations of the Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self regulatory organization, public board or body, involving the affairs of the Fund(s) or the Sub-Adviser, provided, however, that routine regulatory examinations will not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser will certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser will permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund(s), policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund(s) and the Sub-Adviser.

(d) The Sub-Adviser has provided the Company and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Company and the Adviser at least annually. Such amendments will reflect those changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Company and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Company, if any, arising out of an assignment or change in control.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures.

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Company, the Fund(s), the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance.

6. Non-Exclusivity

The services of the Sub-Adviser to the Adviser, the Fund(s) and the Company are not to be deemed to be exclusive, and the Sub-Adviser will be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, or employees of any other firm or corporation.

7. Supplemental Arrangements

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person will perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons will be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Company will have any obligations with respect thereto or otherwise arising under the Agreement.

8. Regulation

The Sub-Adviser will submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations and will promptly provide the Adviser and Company with copies of such information, reports and materials.

9. Records

The records relating to the services provided under this Agreement will be the property of the Company and will be under its control; however, the Company will furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records will promptly be returned to the Company by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Sub-Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

10. Duration

This Agreement will become effective upon the date first above written, provided that this Agreement will not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Company who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding securities. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii) in either event, by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Schedule A by the Adviser upon sixty (60) days written notice to the Sub-Adviser and only after the approval by the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

11. Termination of Agreement

This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. This Agreement may also be terminated with respect to any Fund at any time, without the payment of any penalty, by either the Adviser or the Sub-Adviser, on sixty (60) days’ written notice to the other party and such Fund. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Adviser and the Company is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. As discussed in Section 14 below, any “assignment” (as that term is defined in the 1940 Act) of this Agreement will result in automatic termination of this Agreement.

12. Independent Contractor

The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board of Directors and the Adviser from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

13. Amendments to the Agreement

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of a Fund and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Company.

Any change, waiver, discharge or termination of a provision of this Agreement, whether or not such change is deemed to be material, may be made only by an instrument in writing signed by both the Adviser and the Sub-Adviser.

14. Assignment

The Sub-Adviser will not assign or transfer its rights and obligations under this Agreement. Any assignment (as that term is defined in the 1940 Act) of the Agreement will result in the automatic termination of this Agreement, as provided in Section 11 hereof. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Company and the Adviser, if any, arising out of any assignment of this Agreement by the Sub-Adviser. Notwithstanding the foregoing, no assignment will be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

15. Notices

Notices of any kind to be given hereunder will be in writing and will be duly given if mailed or delivered as follows: (a) to the Sub-Adviser at TDAM USA Inc., 31 West 52nd Street, New York, NY 10019, Attention: Mark Bell, with a copy to the Adviser; (b) to the Adviser at DBX Strategic Advisors LLC, 60 Wall Street, New York, NY, Attention: Martin Kremenstein; (c) to the Fund at TDX Independence Funds Inc., 60 Wall Street, New York, NY 10005; or (d) at such other address or to such other individual as any of the foregoing will designate by notice to the others.

All notices required to be given pursuant to this Agreement will be delivered or mailed to the address listed above of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice will be deemed given on the date delivered or mailed in accordance with this paragraph.

16. Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed will be deemed to be an original, but such counterparts will together constitute one and the same document.

17. Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

19. Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

20. Company and Shareholder Liability

The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Certificate of Incorporation and agrees that obligations, if any, assumed by the Company pursuant to this Agreement will be limited in all cases to the Company and its assets, and if the liability relates to one or more series, the obligations hereunder will be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it will not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Directors or any individual Director of the Company.

21. Governing Law

This Agreement will be governed by the laws of the State of New York without reference to conflicts of laws principles. Any and all litigation or other disputes arising from this Agreement will be commenced in a federal or state court of competent jurisdiction in New York City, New York.

22. Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date set forth above.

DBX STRATEGIC ADVISORS LLC
(formerly, XShares Advisors LLC)

By:
Name: Hans Ephraimson
Title: Chief Executive Officer

By:
Name: Martin Kremenstein
Title: Chief Operating Officer

TDAM USA INC.

By:
Name: Mark Bell
Title: Managing Director

SCHEDULE A

FUNDS

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

COMPENSATION

The Sub-Adviser will be entitled to receive the fees indicated below.

10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

5 basis points (0.05% of the combined daily net assets of all Funds in excess of $100 million.

There is a minimum annual investment management fee of $35,000 per Fund (the “Minimum Annual Fee”).

EXHIBIT C

TDX INDEPENDENCE FUNDS, INC.

(the “Fund”)

NOMINATING COMMITTEE CHARTER

I. The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Directors of the Fund (the “Board”). The Committee shall be comprised entirely of the Fund’s “independent directors.” For purposes of this Charter, independent directors shall mean directors who are not interested persons of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

II. Board Nominations and Functions.

The Committee shall make recommendations to the Board for nominations for independent directors of the Fund. The selection and nomination of independent directors shall be committed solely to the discretion of the independent directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act and the rules of the New York Stock Exchange. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding the nomination of persons to be considered as candidates for Board membership.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Fund’s offices.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional independent director, the Committee expects to seek referrals from a variety of sources, including current directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i) any experience possessed by the candidate as a director or senior officer of public companies;

(ii) the candidate’s educational background;

(iii) the candidate’s reputation for high ethical standards and personal and professional integrity;

(iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vi) the candidate’s ability to qualify as an independent director under the requirements of the 1940 Act and the New York Stock Exchange, the candidate’s independence from the Fund’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(vii) the candidate’s age relative to any age limitation on nominations; and

(viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

III. Other Powers and Responsibilities.

1. The Committee may meet in open or executive sessions as they may deem appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

Adopted: July 24, 2007

EXHIBIT D

TDX INDEPENDENCE FUNDS, INC.

(the “Fund”)

AUDIT COMMITTEE CHARTER

I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS

There shall be an audit committee (the “Committee”) of the Board of Directors (the “Board”) which shall be composed of at least three members of the Board, each of whom is independent, i.e., not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive any compensation from the Fund except compensation for services as a member of the Fund’s Board or a committee of the Board. Members shall have no relationships with the Fund or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair shall be elected by the full Board.

The members shall be “financially literate,” i.e., have the ability to understand fundamental financial statements. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (ACFE) as defined in Item 3 of Form N-CSR. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

II. STATEMENT OF PRINCIPLE

The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Fund’s accounting and financial reporting policies and practices. It is management’s responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Fund’s financial statements. It is the independent accountants’ responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

III. DUTIES AND RESPONSIBILITIES

A. General

1.	oversee the quality and objectivity of the Fund’s financial statement reporting process and the independent audit and reviews thereof;

2.	review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Fund’s independent accountants and the full Board.

B. Specific

1.	(a) approve the selection, retention, termination and compensation of independent accountants and the audit and non-audit services to be rendered prior to their engagement to provide such services;

(b)

when required by applicable rules, to pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Fund, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)

the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.

2.	ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

3.	consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;

4.	meet with the Fund’s independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Fund’s financial statements, and discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended by SAS 89 and 90, including their;

(a)

conclusions and recommendations on the adequacy of the internal control both of the Fund and its service providers together with the responses of the appropriate management, including the status of previous audit recommendations;

	(b)	reasoning in accepting or questioning sensitive accounting estimates by management;

	(c)	reasoning in not recognizing material audit adjustments proposed by them;

(d)

judgments about the quality and appropriateness, (not just the acceptability), of the Fund’s critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

	(e)	views as to the adequacy and clarity of disclosures in the Fund’s financial statements in relation to generally accepted accounting principles;

(f)

views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by them, would have affected the financial statements;

	(g)	conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

	(h)	discussion of any significant risks to which the Fund is, or might be exposed and the steps management has taken to minimize such risks;

	(i)	discussion of any significant changes to the audit plan;

	(j)	discussion of other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

	(k)	material written communications to the management of the Fund such as any management letter or schedules of unrecognized audit adjustments; and

(l)

non-audit services provided by the Fund’s independent accountants to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the accountant’s independence).

5.	meet periodically with the Fund’s independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;

6.	authorize and oversee investigations into any matters within the Committee’s scope of responsibilities, or as specifically delegated to the Committee by the Board;

7.	consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;

8.	report to the Board on a regular and timely basis; and

9.	review management’s discussion and analysis of financial statements to be included in the Fund’s annual report.

IV. ADDITIONAL PROVISIONS

The Fund shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including: (a) for payment of compensation to the Fund’s independent accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of July 24, 2007

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Joint Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	TDX INDEPENDENCE FUNDS, INC.	PROXY
TDX INDEPENDENCE 2010 EXCHANGE-TRADED FUND
TDX INDEPENDENCE 2020 EXCHANGE-TRADED FUND
TDX INDEPENDENCE 2030 EXCHANGE-TRADED FUND
TDX INDEPENDENCE 2040 EXCHANGE-TRADED FUND
TDX INDEPENDENCE IN-TARGET EXCHANGE-TRADED FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2010

The Joint Special Meeting of Shareholders (the “Meeting”) of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund, each a series (each, a “Fund,” and together, the “Funds”) of TDX Independence Funds, Inc. (the “Company”), a Maryland corporation, will be held October 20, 2010 at 11:00 a.m. Eastern time, at the offices of DBX Strategic Advisors LLC, 60 Wall Street, New York, New York 10005. At this meeting, you will be asked to vote on the proposals described in the joint proxy statement attached. The undersigned hereby appoints Alex Depetris and Martin Kremenstein, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Meeting to be held on October 20, 2010, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature
2010
Date	DX_XXXXX_080610

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between DBX Strategic Advisors LLC and the Company, on behalf of the Funds.	☐	☐	☐

2.	To approve a new sub–advisory agreement between DBX Strategic Advisors LLC and TDAM USA Inc.	☐	☐	☐

3.	Election of Directors to serve on the Board of Directors of the company.	FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT
	01. Hans Ephraimson 02. R. Charles Tschampion 03. Ernest J. Scalberg	☐	☐	☐
04. Michael G. Smith

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

TDX_XXXXX_080610